Dividends	12 Months Ended
Dec. 31, 2023
Dividends [Abstract]
Dividends
32.	Dividends

In compliance with certain covenants, the Company will not pay dividends, except for the transactions with non-controlling interests described in note 34. Certain debt or other contractual obligations may restrict the ability to pay dividends in the future.

Additionally, the Agreement does not permit the distribution of dividends until 40% of the total amount of the committed Civil Compensation described in note 1.C has been amortized.

For the period ended December 31, 2023, the subsidiaries of the Corporation have declared dividends to their non-controlling interest parties of S/ 102 million and paid S/ 86.9 million (in 2022, subsidiaries paid S/ 19.8 million to its non-controlled interests plus S/ 14.6 million for previous periods. During 2021 have declared S/ 43 million and paid S/ 26 million).